UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                        SCHEDULE A 14A


Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [XX]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]	Preliminary Proxy Statement
[  ] Confidential, for use of the Commission Only
[  ]	Definitive Proxy Statement
[XX]	Definitive Additional Materials
[  ]	Soliciting Material Pursuant to 240.14a-11(c) or
240.14a-12

Commission File No. 0-2666

			250 West 57th Street Associates
		(Name of Registrant as Specified In Its Charter)


		(Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[XX] No fee required

[  ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which
transaction applies:

2)	Aggregate number of securities to which
transaction applies:

3)	Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and determined):

	4)	Proposed maximum aggregate value of transaction:

	5)   Total fee paid:


[  ] Fee paid previously with preliminary materials.

[  ]	Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:




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                  250 WEST 57th ST. ASSOCIATES
                     c/o Wien & Malkin LLP
                      Lincoln Building
                     60 East 42nd Street
                  New York, NY 10165-0015
                 Telephone (212) 687-8700
                 Telecopier (212) 986-7679






							July 26, 1999





TO NON-RESPONDING PARTICIPANTS IN 250 WEST 57TH ST.
ASSOCIATES:


        I am pleased to advise you that we have received responses from a majority of the Participants in each Group approving the program recommended in the Agents' letter of June 28, 1999. Because we have not received your response, I am enclosing a duplicate Consent Form.

        The Agents strongly recommend that you consent by promptly signing and returning the enclosed Consent Form in the self-addressed envelope. If you have any question, please communicate with Stanley Katzman, Mark Labell, Thomas
N. Keltner, Jr., Richard A. Shapiro or Alvin Silverman, partners in Wien & Malkin LLP, by mail at 60 East 42nd Street, New York, New York, 10165, by telephone at (212) 687-8700 or by fax at (212) 986-7679.




						Sincerely,




						Peter L. Malkin
Encs.

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                250 WEST 57th ST. ASSOCIATES
                    c/o Wien & Malkin LLP
                     Lincoln Building
                  60 East 42nd Street
                 New York, NY 10165-0015
                 Telephone (212) 687-8700
                Telecopier (212) 986-7679






							August 12, 1999





TO PARTICIPANTS IN 250 WEST 57TH ST. ASSOCIATES:


                I am pleased to advise you that we have now received the necessary consents from the Participants in 250 West 57th St. Associates to the improvement and financing program and refinancing authority recommended in the Agents' letter of June 28, 1999.

Accordingly, the program is going forward.




						Sincerely,




						Peter L. Malkin

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